Year end 2017 reserves presentation February 2018 Exhibit 99.2

Outlooks, projections, estimates, targets and business plans in this presentation or any related subsequent discussions are forward-looking statements. Actual future results, including TransAtlantic Petroleum Ltd.’s own production growth and mix; financial results; the amount and mix of capital expenditures; resource additions and recoveries; finding and development costs; project and drilling plans, timing, costs, and capacities; revenue enhancements and cost efficiencies; industry margins; margin enhancements and integration benefits; and the impact of technology could differ materially due to a number of factors. These include market prices for natural gas, natural gas liquids and oil products; estimates of reserves and economic assumptions; the ability to produce and transport natural gas, natural gas liquids and oil; the results of exploration and development drilling and related activities; economic conditions in the countries and provinces in which we carry on business, especially economic slowdowns; actions by governmental authorities, receipt of required approvals, increases in taxes, legislative and regulatory initiatives relating to fracture stimulation activities, changes in environmental and other regulations, and renegotiations of contracts; political uncertainty, including actions by insurgent groups or other conflict; the negotiation and closing of material contracts; shortages of drilling rigs, equipment or oilfield services; and other factors discussed here and under the heading “Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2016, which is available on our website at www.transatlanticpetroleum.com and at www.sec.gov. See also TransAtlantic’s audited financial statements and the accompanying management discussion and analysis. Forward-looking statements are based on management’s knowledge and reasonable expectations on the date hereof, and we assume no duty to update these statements contained in our Form 10-K as of any future date, except as required by law. The information set forth in this presentation does not constitute an offer, solicitation or recommendation to sell or an offer to buy any securities TransAtlantic. The information published herein is provided for informational purposes only. TransAtlantic makes no representation that the information and opinions expressed herein are accurate, complete or current. The information contained herein is current as of the date hereof, but may become outdated or subsequently may change. Nothing contained herein constitutes financial, legal, tax, or other advice. The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use the terms “estimated ultimate recovery,” “EUR,” “probable,” “possible,” and “non-proven” reserves, “prospective resources” or “upside” or other descriptions of volumes of resources or reserves potentially recoverable through additional drilling or recovery techniques. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by TransAtlantic. There is no certainty that any portion of estimated prospective resources will be discovered. If discovered, there is no certainty that it will be commercially viable to produce any portion of the estimated prospective resources. This presentation includes 1P, 2P, and 3P reserves based on a reserve report prepared by Degolyer & MacNaughton as of December 31, 2017 using forward strip pricing (“YE2017 D&M Strip-Pricing Reserve Report”) and a reserve report prepared by Degolyer & MacNaughton as of December 31, 2017 using SEC pricing (“YE2017 D&M SEC Reserve Report”). 1P reserves refer to proved reserves. 2P reserves refer to proved reserves plus probable reserves. 3P reserves refer to proved reserves plus probable reserves plus possible reserves. Proved reserves are those quantities of oil and natural gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible, from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations, prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time. Probable reserves are inherently imprecise. When producing an estimate of the amount of oil and natural gas that is recoverable from a particular reservoir, an estimated quantity of probable reserves is an estimate of those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered. When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates. Possible reserves are also inherently imprecise. When producing an estimate of the amount of oil and natural gas that is recoverable from a particular reservoir, an estimated quantity of possible reserves is an estimate that might be achieved, but only under more favorable circumstances than are likely. When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates. Note on PV10 and PV20: The present value of estimated future net revenues is an estimate of future net revenues from a property at the date indicated, without giving effect to derivative financial instrument activities, after deducting production and ad valorem taxes, future capital costs, abandonment costs and operating expenses, but before deducting future federal income taxes. The PV10 future net revenues have been discounted at an annual rate of 10% and the PV20 future net revenues have been discounted at an annual rate of 20% to determine their “present value.” The present value is shown to indicate the effect of time on the value of the net revenue stream and should not be construed as being the fair market value of the properties or the oil and natural gas reserves TransAtlantic owns. Estimates have been made using constant oil and natural gas prices and operating and capital costs at the date indicated, at its acquisition date, or as otherwise indicated. We believe that the present value of estimated future net revenues before income taxes, while not a financial measure in accordance with GAAP, is an important financial measure used by investors and independent oil and natural gas producers for evaluating the relative significance of oil and natural gas properties and acquisitions because the tax characteristics of comparable companies can differ materially. PV10 and PV20 are not measures of financial or operating performance under GAAP. Neither PV10 nor PV20 should be considered as an alternative to the Standardized Measure as defined under GAAP. The Standardized Measure represents the PV10 after giving effect to income taxes. Note on BOE: BOE (barrel of oil equivalent) is derived by converting natural gas to oil in the ratio of six thousand cubic feet (MCF) of natural gas to one barrel (bbl) of oil. BOE may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf:1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead. Disclaimer

Overview OIL & GAS PRICE STRENGTHING YEAR-OVER-YEAR Gas price increase of 10% January 2018 ($6.01). 15% reduction in average gas price due to discount applied.

Overview YEAR-OVER-YEAR COMPARISON – 250% Production replacement Based on YE2017 D&M SEC Reserve Report

Overview YEAR-OVER-YEAR COMPARISON – SEC VALUE UP 67% YOY Based on YE2017 D&M SEC Reserve Report and YE2017 D&M Strip-Pricing Reserve Report excluding TBNG and Albania reserves

Overview – SEC VS. BRENT FORWARD STRIP BRENT SEC Reserves snapshot Based on YE2017 D&M SEC Reserve Report and YE2017 D&M Strip-Pricing Reserve Report BRENT FORWARD Reserves snapshot Reserves (MMBoe) Proved (1P) 1P + Probable (2P) 1P + 2P + Possible (3P) YE2016 13.6 25.7 46.1 Production -1.2 -1.2 -1.2 Adds/Revisions 3.1 4.1 -3.3 YE2017 15.6 28.6 41.6 Y/Y Change 14% 12% -10% Reserves/Production 13.5 24.8 36.1 Reserves (MMBoe) Proved (1P) 1P + Probable (2P) 1P + 2P + Possible (3P) YE2016 13.6 25.7 46.1 Production -1.2 -1.2 -1.2 Adds/Revisions 3.0 4.0 -3.5 YE2017 15.5 28.5 41.4 Y/Y Change 14% 11% -10% Reserves/Production 13.4 24.7 35.9

OVERVIEW – SEC VS. BRENT FORWARD STRIP

BRENT SEC RESERVES SNAPSHOT

SEC	OIL (MBO)	GAS (MMCF)	MBOE (MBOE)	PV10 (M$)
1P	14,783	4,158	15,476	$266,358
2P	27,485	6,123	28,506	$463,754
3P	40,085	7,981	41,416	$681,522

SEC	OIL (MBO)	GAS (MMCF)	MBOE (MBOE)	PV10 (M$)
PDP	3,998	1,671	4,277	$103,755
PDNP	217	1,206	418	$9,768
PUD	10,568	1,280	10,781	$152,835
Total Proved	**14,783**	**4,158**	**15,476**	**$266,358**
P2P	752	252	794	$20,542
P2N	66	536	156	$3,585
P2U	11,884	1,177	12,080	$173,268
Total Prob	**12,702**	**1,965**	**13,030**	**$197,395**
P3P	809	320	863	$20,900
P3N	66	545	157	$3,550
P3U	11,725	993	11,891	$193,317
Total Poss	**12,600**	**1,859**	**12,910**	**$217,768**

BRENT FORWARD RESERVES SNAPSHOT

BRENT FWD	OIL (MBO)	GAS (MMCF)	MBOE (MBOE)	PV10 (M$)
1P	14,866	4,178	15,562	$336,471
2P	27,611	6,149	28,636	$569,729
3P	40,249	8,013	41,584	$815,292

BRENT FWD	OIL (MBO)	GAS (MMCF)	MBOE (MBOE)	PV10 (M$)
PDP	4,043	1,688	4,324	$128,372
PDNP	218	1,209	419	$11,735
PUD	10,605	1,281	10,819	$196,363
Total Proved	**14,866**	**4,178**	**15,562**	**$336,471**
P2P	751	255	794	$24,004
P2N	67	538	156	$4,171
P2U	11,928	1,178	12,124	$205,083
Total Prob	**12,745**	**1,971**	**13,074**	**$233,258**
P3P	809	325	863	$24,187
P3N	66	545	157	$4,068
P3U	11,763	994	11,929	$217,309
Total Poss	**12,638**	**1,864**	**12,949**	**$245,564**

Based on YE2017 D&M SEC Reserve Report and YE2017 D&M Strip-Pricing Reserve Report

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Overview OIL PRICING HIGHLIGHTS Improved Pricing Environment 24% Increase in SEC Brent Price 2016 - $44.42 2017 - $54.89 Forward strip still premium to SEC YE2016 forward strip started at a 31% premium to SEC YE2017 forward strip starts at a 22% premium to SEC

RESERVES RECONCILIATION

Value of Proved Reserves

The following table shows our estimated future net revenue of 1P Reserves at SEC Pricing, Standardized Measure, 1P-PV10 at SEC Pricing, 1P-PV10 at forward strip pricing, 2P-PV10 at forward strip pricing, 3P-PV10 at forward strip pricing, and Incremental 3P-PV20 at forward strip pricing as of December 31, 2017:

	Turkey		Total	
	(in thousands)			
Future net revenue of 1P at SEC pricing	$	411,920	$	411,920
Total Standardized Measure (1)	$	229,050	$	229,050
Total 1P-PV10 at SEC pricing (2)	$	266,358	$	266,358
Total 1P-PV10 at strip pricing (2)	$	336,471	$	336,471
Total 2P-PV10 at strip pricing (2)	$	569,729	$	569,729
Total 3P-PV10 at strip pricing (2)	$	815,292	$	815,292
Incremental 3P-PV20 at strip pricing (2)	$	140,566	$	140,566

(1) DeGolyer and MacNaughton did not estimate the Standardized Measure.

(2) PV10 and PV20 values of the estimated future net revenue is not intended to represent the current market value of the estimated oil and natural gas reserves we own. Management believes that the presentation of PV10 and PV20, while not a financial measure in accordance with U.S. GAAP, provides useful information to investors because it is widely used by professional analysts and sophisticated investors in evaluating oil and natural gas companies. Because many factors that are unique to each individual company impact the amount of future income taxes estimated to be paid, the use of a pre-tax measure is valuable when comparing companies based on reserves. PV10 and PV20 are not measures of financial or operating performance under U.S. GAAP. PV10 and PV20 should not be considered as an alternative to the Standardized Measure as defined under U.S. GAAP. The following table provides a reconciliation of our 1P-PV10 at SEC pricing to our Standardized Measure:

	Turkey		Total	
	(in thousands)			
Total 1P-PV10	$	266,358	$	266,358
Future income taxes (1)		(51,334)		(51,334)
Discount of future income taxes at 10% per annum (1)		14,026		14,026
Standardized Measure (1)	$	229,050	$	229,050

(1) DeGolyer and MacNaughton did not estimate future income taxes, the discount of future income taxes at 10% per annum or the Standardized Measure.

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RESERVES RECONCILIATION (CONT.)

PREPARED STRIP PRICES TO SEC PV10 AND SMOG [1]

The following table provides a reconciliation of our 1P-PV10 at forward strip pricing to our Standardized Measure:

		Proved (1P) (in thousands)
Total PV-10 at Strip Pricing	$	336,471
Adjustments Relating to Strip Pricing and Terminal Volumes	$	(70,112)
Total PV-10 at SEC Pricing	$	266,358
Future Income Tax Discounted at 10% per annum[1]	$	(37,308)
Standardized Measure[1]	$	**229,050**

The following table provides a reconciliation of our 2P-PV10 at forward strip pricing to our Standardized Measure:

		Proved + Probable (2P) (in thousands)
Total 2P PV-10 at Strip Pricing	$	569,729
Adjustments Relating to Incremental Probable Volumes	$	(233,258)
Total Proved (1P) PV-10 at Strip Pricing	$	336,471
Adjustments Relating to Strip Pricing and Terminal Volumes	$	(70,112)
Total PV-10 for Proved (1P) at SEC Pricing	$	266,358
Future Income Tax Discounted at 10% per annum[1]	$	(37,308)
Standardized Measure[1]	$	**229,050**

The following table provides a reconciliation of our 3P-PV20 at forward strip pricing to our Standardized Measure:

		Proved + Probable + Possible (3P) (in thousands)
PV-20 of Incremental Possible at Strip Pricing	$	140,566
Adjustment Relating to Change in Discount Rate from 20% to 10%	$	104,997
PV-10 of Incremental Possible at Strip Pricing	$	245,564
Total 2P PV-10 at Strip Pricing	$	569,729
Total 3P PV-10 at Strip Pricing	$	815,292
Adjustments Relating to Strip Pricing and Terminal Volumes	$	(133,770)
Total 3P PV-10 at SEC Pricing	$	681,522
Adjustments Relating to Incremental Probable and Possible Volumes	$	(345,051)
Total Proved (1P) PV-10 at Strip Pricing	$	336,471
Adjustments Relating to Pricing and Terminal Volumes	$	(70,112)
Total PV-10 for Proved (1P) at SEC Pricing	$	266,358
Future Income Tax Discounted at 10% per annum[1]	$	(37,308)
Standardized Measure[1]	$	**229,050**

(1) DeGolyer and MacNaughton did not estimate future income taxes, the discount of future income taxes at 10% per annum or the Standardized Measure

Note: The PV-10 value of the estimated future net revenue is not intended to represent the current market value of the estimated oil and natural gas reserves we own. Management believes that the presentation of PV-10, while not a financial measure in accordance with U.S. GAAP, provides useful information to investors because it is widely used by professional analysts and sophisticated investors in evaluating oil and natural gas companies. Because many factors that are unique to each individual company impact the amount of future income taxes estimated to be paid, the use of a pre-tax measure is valuable when comparing companies based on reserves. PV-10 is not a measure of financial or operating performance under U.S. GAAP. PV-10 should not be considered as an alternative to the Standardized Measure as defined under U.S. GAAP. The Standardized Measure represents the PV-10 after giving effect to income taxes.

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www.TransAtlanticPetroleum.com